EXHIBIT 99.1

Donegal Group Inc. Announces Third Quarter Earnings

MARIETTA, Pa., Oct. 23, 2009 (GLOBE NEWSWIRE) -- Donegal Group Inc. (Nasdaq:DGICA) (Nasdaq:DGICB) today reported that its net income for the quarter ended September 30, 2009 was $6,744,851, or $.27 per share of Class A common stock on a diluted basis, compared to $6,270,421, or $.25 per share of Class A common stock on a diluted basis, for the third quarter of 2008.

Revenues for the third quarter of 2009 were $94,876,087, an increase of 2.3% over revenues for the third quarter of 2008, with net premiums earned of $87,997,723, a decrease of $173,034 from net premiums earned for the year-earlier period. Net premiums written for the third quarter of 2009 were $93,623,928, representing a 1.6% increase over net premiums written of $92,177,442 for the third quarter of 2008.

The Company's combined ratio was 98.9% for the third quarter of 2009, including the impact of $2.4 million of weather-related losses in the Company's Midwest operating region, which added 2.7 points to the third quarter combined ratio. The Company's combined ratio was 95.5% for the third quarter of 2008.

The Company's expense ratio decreased to 32.0% for the third quarter of 2009, compared to 33.0% for the third quarter of 2008, reflecting lower expenses incurred for underwriting-based incentive costs and the benefits of expense savings initiatives commenced in the fourth quarter of 2008.

Net investment income was $5,107,356 for the third quarter of 2009, compared to $5,801,750 reported for the third quarter of 2008. The impact of lower short-term interest rates during the third quarter of 2009 offset investment income attributable to an increase in average invested assets compared to the year-earlier period. The Company had no other-than-temporary impairments in its investment portfolio in the third quarter of 2009.

Net income for the nine months ended September 30, 2009 was $11,302,279, or $.45 per share of Class A common stock on a diluted basis, compared to $19,147,681, or $.76 per share of Class A common stock on a diluted basis, for the nine months ended September 30, 2008. The Company's combined ratio for the first nine months of 2009 was 102.2%, compared to a combined ratio of 96.9% for the comparable period in 2008. The Company's loss ratio was 70.7% for the first nine months of 2009, compared to 64.0% for the first nine months of 2008, with the increase primarily reflecting increased fire and weather-related claim activity in the first half of 2009 as well as increased prior accident year reserve development in the first nine months of 2009 compared to the year-earlier period.

The Company's total stockholders' equity, or book value, increased 7.7% to $391,529,722, a per common share amount of $15.36, at September 30, 2009, compared to $363,583,865, a per common share amount of $14.29, at December 31, 2008. The Company attributes this increase in book value primarily to $20.1 million of net after-tax unrealized gains in the fair value of its available-for-sale fixed maturity investments during the first nine months of 2009.

"We are pleased to report an increase in our quarterly net income relative to the first two quarters of the year. We are also pleased to report a significant increase in our book value in the current quarter and year to date, continuing the favorable trend of book value growth we achieved in 2008. Donegal Group is experiencing positive momentum and is well positioned to capitalize on opportunities that might arise in this challenging environment," stated Donald H. Nikolaus, President and Chief Executive Officer of Donegal Group Inc.

On October 15, 2009, the Company's board of directors approved a quarterly cash dividend payable November 16, 2009 of $.1125 per share of Class A common stock and $.10 per share of Class B common stock to stockholders of record as of the close of business on November 2, 2009.

The Company will hold a conference call and webcast on Friday, October 23, 2009, beginning at 11:00 A.M. Eastern Time. You may listen via the Internet by accessing the webcast link in the Investors area of the Company's web site at www.donegalgroup.com. A replay of the conference call will also be available via the Company's web site.

Donegal Group Inc. is an insurance holding company whose insurance subsidiaries offer personal and commercial property and casualty lines of insurance in five Mid-Atlantic states (Delaware, Maryland, New Hampshire, New York and Pennsylvania), seven Southeastern states (Alabama, Georgia, North Carolina, South Carolina, Tennessee, Virginia and West Virginia) and six Midwestern states (Iowa, Nebraska, Ohio, Oklahoma, South Dakota and Wisconsin).

All statements contained in this press release that are not historic facts are based on current expectations. Such statements are forward-looking in nature (as defined in the Private Securities Litigation Reform Act of 1995) and necessarily involve risks and uncertainties. Actual results could vary materially. The factors that could cause actual results to vary materially include, but are not limited to, the ability of the Company to maintain profitable operations, the adequacy of the Company's reserves for losses and loss adjustment expenses, business and economic conditions in the areas in which the Company operates, conditions resulting from the ongoing recession in the United States, severe weather events, competition from various insurance and non-insurance businesses, terrorism, the availability and cost of reinsurance, legal and judicial developments, changes in regulatory requirements and the other risks that the Company describes from time to time in its filings with the Securities and Exchange Commission. The Company disclaims any obligation to update such statements or to announce publicly the results of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

                       Donegal Group Inc.
                      Financial Highlights
                          (unaudited)

                                           Quarter Ended September 30
                                          ----------------------------
                                              2009            2008
                                          -------------  -------------

 Net premiums earned                       $ 87,997,723   $ 88,170,757
 Investment income, net of investment
  expenses                                    5,107,356      5,801,750
 Net realized investment gains (losses)         189,230     (2,811,264)
 Total revenues                              94,876,087     92,708,575

 Net income                                $  6,744,851   $  6,270,421

 Net income per common share:
  Class A common stock - basic             $       0.27   $       0.25
                                          -------------  -------------
  Class A common stock - diluted           $       0.27   $       0.25
                                          -------------  -------------
  Class B common stock - basic and
   diluted                                 $       0.24   $       0.23
                                          -------------  -------------

                                                Nine Months Ended
                                                   September 30
                                          ----------------------------
                                               2009           2008
                                          -------------  -------------

 Net premiums earned                       $263,887,611   $257,507,718
 Investment income, net of investment
  expenses                                   15,731,106     17,287,476
 Net realized investment gains (losses)         893,225     (2,789,535)
 Total revenues                             285,158,430    276,471,625

 Net income                                $ 11,302,279   $ 19,147,681

 Net income per common share:
   Class A common stock - basic            $       0.45   $       0.77
                                          -------------  -------------
   Class A common stock - diluted          $       0.45   $       0.76
                                          -------------  -------------
   Class B common stock - basic and
    diluted                                $       0.41   $       0.69
                                          -------------  -------------

                        Donegal Group Inc.
                Consolidated Statements of Income
          (unaudited; in thousands, except share data)

                                           Quarter Ended September 30
                                          ----------------------------
                                               2009           2008
                                          -------------  -------------

 Net premiums earned                       $     87,998   $     88,171
 Investment income, net of investment
  expenses                                        5,107          5,801
 Net realized investment gains (losses)             189         (2,811)
 Lease income                                       233            231
 Installment payment fees                         1,349          1,316
                                          -------------  -------------
  Total revenues                                 94,876         92,708
                                          -------------  -------------

 Net losses and loss expenses                    58,609         54,700
 Amortization of deferred policy
   acquisition costs                             14,791         14,818
 Other underwriting expenses                     13,345         14,241
 Other expenses                                     329            315
 Policyholder dividends                             252            437
 Interest                                           185            399
                                          -------------  -------------
  Total expenses                                 87,511         84,910
                                          -------------  -------------

 Income before income tax expense                 7,365          7,798
 Income tax expense                                 620          1,528
                                          -------------  -------------

 Net income                                $      6,745   $      6,270
                                          =============  =============

 Net income per common share:
  Class A common stock - basic             $       0.27   $       0.25
                                          -------------  -------------
  Class A common stock - diluted           $       0.27   $       0.25
                                          -------------  -------------
  Class B common stock - basic and diluted $       0.24   $       0.23
                                          -------------  -------------

 Supplementary Financial Analysts' Data

 Weighted-average number of shares
  outstanding:
  Class A common stock - basic               19,905,174     19,882,405
                                          -------------  -------------
  Class A common stock - diluted             19,905,174     20,015,192
                                          -------------  -------------
  Class B common stock - basic and diluted    5,576,775      5,576,775
                                          -------------  -------------

 Net written premiums                      $     93,624   $     92,177
                                          -------------  -------------

 Book value per common share at end of
  period                                   $      15.36   $      13.89
                                          -------------  -------------

                             Donegal Group Inc.
                    Consolidated Statements of Income
              (unaudited; in thousands, except share data)

                                               Nine Months Ended
                                                 September 30
                                          ----------------------------
                                               2009           2008
                                          -------------  -------------

 Net premiums earned                       $    263,888   $    257,508
 Investment income, net of investment
  expenses                                       15,731         17,288
 Net realized investment gains (losses)             893         (2,790)
 Lease income                                       689            705
 Installment payment fees                         3,957          3,761
                                          -------------  -------------
        Total revenues                          285,158        276,472
                                          -------------  -------------

 Net losses and loss expenses                   186,461        164,849
 Amortization of deferred policy
  acquisition costs                              44,158         43,109
 Other underwriting expenses                     38,548         40,712
 Other expenses                                   1,104          1,211
 Policyholder dividends                             587            925
 Interest                                         1,589          1,546
                                          -------------  -------------
        Total expenses                          272,447        252,352
                                          -------------  -------------

 Income before income tax expense                12,711         24,120
 Income tax expense                               1,409          4,972
                                          -------------  -------------

 Net income                                $     11,302   $     19,148
                                          =============  =============

 Net income per common share:
  Class A common stock - basic             $       0.45   $       0.77
                                          -------------  -------------
  Class A common stock - diluted           $       0.45   $       0.76
                                          -------------  -------------
  Class B common stock - basic and diluted $       0.41   $       0.69
                                          -------------  -------------

 Supplementary Financial Analysts' Data

 Weighted-average number of shares
  outstanding:
  Class A common stock - basic               19,895,840     19,849,971
                                          -------------  -------------
  Class A common stock - diluted             19,895,840     20,026,429
                                          -------------  -------------
  Class B common stock - basic and diluted    5,576,775      5,576,775
                                          -------------  -------------

 Net written premiums                      $    275,208   $    286,341
                                          -------------  -------------

 Book value per common share at end of
  period                                   $      15.36   $      13.89
                                          -------------  -------------

                            Donegal Group Inc.
                      Consolidated Balance Sheets
                              (in thousands)

                                           September 30,  December 31,
                                               2009           2008
                                          -------------   ------------
                                           (unaudited)

 ASSETS
 Investments:
  Fixed maturities:
   Held to maturity, at amortized cost     $     78,540   $     99,878
   Available for sale, at fair value            527,576        445,816
  Equity securities, at fair value                8,416          5,895
  Investments in affiliates                       8,946          8,594
  Short-term investments, at cost                39,849         71,953
                                          -------------  -------------
    Total investments                           663,327        632,136
 Cash                                             8,817          1,831
 Premiums receivable                             63,509         55,337
 Reinsurance receivable                          85,200         79,953
 Accrued investment income                        6,317          6,656
 Deferred policy acquisition costs               31,784         29,541
 Prepaid reinsurance premiums                    58,261         51,436
 Property and equipment, net                      6,725          6,687
 Deferred tax asset, net                             --         10,995
 Other assets                                     2,502          5,537
                                          -------------  -------------
    Total assets                           $    926,442   $    880,109
                                          =============  =============

                        Donegal Group Inc.
              Consolidated Balance Sheets (continued)
                          (in thousands)

                                           September 30,  December 31,
                                               2009           2008
                                          -------------  -------------
                                           (unaudited)

 LIABILITIES AND STOCKHOLDERS' EQUITY
 Liabilities:
  Losses and loss expenses                 $    251,032   $    239,809
  Unearned premiums                             247,159        229,014
  Accrued expenses                               10,663         14,150
  Deferred tax liability, net              518             --
  Subordinated debentures                        15,465         15,465
  Due to affiliate                                  802          3,148
  Accounts payable - securities                   1,503          1,821
  Other liabilities                               7,770         13,118
                                          -------------  -------------
    Total liabilities                           534,912        516,525
                                          -------------  -------------
 Stockholders' equity:
  Preferred stock                                    --             --
  Class A common stock                              205            205
  Class B common stock                               56             56
  Additional paid-in capital                    164,134        163,137
  Accumulated other comprehensive income         23,218          1,714
  Retained earnings                             212,826        207,182
  Treasury stock, at cost                        (8,909)        (8,710)
                                          -------------  -------------
    Total stockholders' equity                  391,530        363,584
                                          -------------  -------------
    Total liabilities and stockholders'
     equity                                $    926,442   $    880,109
                                          =============  =============

CONTACT:  Donegal Group Inc.
          Jeffrey D. Miller, Senior Vice President & Chief
           Financial Officer
          (717) 426-1931
          Fax (717) 426-7009
          jeffmiller@donegalgroup.com